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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                NOVEMBER 7, 2002
                Date of report (Date of earliest event reported)

                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)

                   1-9025                                NOT APPLICABLE.
          (Commission File Number)             (IRS Employer Identification No.)

       7961 SHAFFER PARKWAY, SUITE 5                         80127
               LITTLETON, CO
  (Address of Principal Executive Offices)                 (Zip Code)

                                 (720) 981-1185
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

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                                VISTA GOLD CORP.


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         PRESS RELEASE DATED NOVEMBER 7, 2002.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired:

                  Not applicable.

         (b)      PRO FORMA financial information:

                  Not applicable.

         (c)      Exhibits:

                  VISTA GOLD CORP ANNOUNCES LETTER OF INTENT TO GRANT OPTION ON SILVER RESOURCES AT MAVERICK SPRINGS PROJECT IN NEVADA.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VISTA GOLD CORP.
                                            (Registrant)


Date: November 7, 2002                      By: /s/ John F. Engele
                                               ---------------------------
                                               John F. Engele
                                               Vice President Finance


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                                  EXHIBIT INDEX

               EXHIBIT NO. 99.1                                    PAGE NO.
               ----------------                                    --------

Press release dated November 7, 2002 Vista Gold Corp.                  5
Announces Letter of Intent to Grant Option on Silver
Resources at Maverick Springs Project in Nevada.


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